CERTIFICATION PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

Pursuant to 18 U.S.C. 1350, of the undersigned, being the Principal Financial Officer of Cornerstone Strategic Value Fund, Inc. (the "Registrant"), hereby certifies that the Registrant's report on Form N-CSRS for the period ended June 30, 2003 (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.


Dated: September 4, 2003


                                       By:  /S/ GARY A. BENTZ
                                            --------------------------
                                            Gary A. Bentz
                                            Vice President and Treasurer
                                            (Principal Financial Officer)


This certification is being furnished solely pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and is not being filed as part of the Report or as a separate disclosure document.

A signed original of this written statement required by Section 906 has been provided to the Registrant and will be retained by the Registrant and furnished to the Securities and Exchange Commission or its staff upon request.

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